HELD FOR SALE AND DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2025
Held For Sale and Discontinued Operations [Abstract]
HELD FOR SALE AND DISCONTINUED OPERATIONS	HELD FOR SALE AND DISCONTINUED OPERATIONS
As disclosed in Note 11—Significant transactions of these consolidated financial statements, the following table provides the details over assets and liabilities classified as held-for-sale as of:

	Assets held-for-sale		Liabilities held-for-sale
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Kyrgyzstan	—	72	—	28
Medcable	—	—	4	—
Total assets and liabilities	—	72	4	28
Completion of Sale of Russian operations
On October 9, 2023, VEON announced the completion of its exit from Russia with closing of the sale of its Russian operations. On September 13, 2023, VEON and the buyer agreed on certain amendments to the Share Purchase Agreement (“SPA”) which had no material impact on the economic terms of the original transaction announced on November 24, 2022.
During the year ended December 31, 2023, VimpelCom independently purchased US$2,140 equivalent of VEON Holdings bonds (based on applicable foreign exchange rates on the relevant purchase dates) in order to satisfy certain Russian regulatory obligations. VEON Holdings redeemed US$406 of these notes from VimpelCom following their maturity in September 2023.
Upon the completion of the sale of our Russian Operations, VEON Holdings bonds representing a nominal value of US$1,576 which were acquired by VimpelCom were transferred to Unitel LLC (a wholly owned subsidiary of the Company) and offset against the purchase consideration of RUB 130 billion (approximately US$1,294 on October 9, 2023) on a non cash basis resulting in no impact on our cash flows.
The remaining deferred consideration of US$72 as of December 31, 2023 was offset against VEON Holdings bonds acquired by VimpelCom representing a nominal value of US$72, in July 2024, in compliance with applicable regulatory licensing after receiving the relevant regulatory approvals. In addition, there was a US$11 receivable against the sale of towers in Russia recognized in prior periods that was also assigned to the Company as part of the sale transaction.
The financial impact of the sale of our Russian operations is a loss of US$3,746 recorded within (Loss)/Profit after Tax from Discontinued Operations in the Consolidated Income Statement, primarily due to US$3,414 of cumulative currency translation losses which accumulated in equity through other comprehensive income and recycled through the consolidated income statement on the date of the disposal. Overall, the sale of the Russian Operations resulted in significant deleveraging of VEON’s balance sheet.
The following table provides the details of loss after tax from discontinued operations and disposals of discontinued operations for the period ended December 31:

2023

Russia
Profit after tax for the period	916
Loss on disposal	(3,746)

Total loss after tax from discontinued operations and disposals of discontinued operations	(2,830)
The following table shows the results for the disposal of the Russia operations that are accounted for in these financials as of December 31, 2023:

2023
Sale consideration *	1,294
Carrying amount of net assets at disposal **	(1,642)
De-recognition of non-controlling interest	16
Loss on sale before reclassification of foreign currency translation reserve	(332)
Reclassifications of:
foreign currency translation reserve	(3,384)
net investment hedge reserves	(30)
(3,414)
Net loss on disposal of Russia operations	(3,746)
*As discussed above, the sale consideration was settled in a non-cash transaction via the transfer of bonds held by Vimpelcom to VEON Holdings’ subsidiary.
** Net assets include US$715 relating to cash and cash equivalents at disposal.
Russia impairment losses 2023
As of June 30, 2023, assets and liabilities held-for-sale were assessed for impairment in accordance with IFRS 5, Non-current Assets Held for Sale and Discontinued Operations, and valued at the lower of their carrying value and fair value less costs to sell. VEON recorded an impairment of US$281 against the carrying value of goodwill in Russia, resulting in a reduced carrying value of US$168 at the reporting date of which the VEON share amounts to US$152, excluding non-controlling interest.
The recoverable amount of the net assets held for sale of US$152 as of June 30, 2023 was determined based on the fair value less costs of disposal and represents the remaining portion of the sales proceeds as per SPA (Level 2 in the fair value hierarchy). This equates to the value of the VEON bonds remaining to be purchased by VimpelCom to reach the sales consideration of RUB 130 billion.
As of September 30, 2023, the carrying value of Russian net assets amounted to US$(165) due to increased external debt. The VEON share of net assets amounted to US$(179), excluding non-controlling interest. The sales proceeds as per the SPA of RUB 130 billion was fully settled upon closing against the receivable held by Vimpelcom for the VEON bonds acquired by VimpelCom and subsequently transferred to Unitel LLC. Therefore, the recoverable amount of the net assets, being the remaining portion of the sales proceeds as per SPA (Level 2 in the fair value hierarchy) to be settled against the net assets, amounted to nil. No further impairment or reversal was recorded.
ACCOUNTING POLICIES
Non-current assets (or disposal groups) are classified as held-for-sale if their carrying amount will be recovered principally through a sale transaction or loss of control rather than through continuing use, and a sale is considered highly probable. They are measured at the lower of their carrying amount and fair value less costs to sell.
Non-current assets (including those that are part of a disposal group) are not depreciated or amortized while they are classified as held for sale. Assets and liabilities of a disposal group classified as held-for-sale are presented separately from the other assets and liabilities in the statement of financial position without restating the prior period comparatives.
A discontinued operation is a component that is classified as held-for-sale and that represents a separate major line of business or geographical area of operations. Discontinued operations are excluded from the results of continuing operations and are presented as a single amount in the income statement and cash flow statement within operating, investing and financing activities in the current period and comparative periods. All other notes to the financial statements include amounts for continuing operations, unless otherwise mentioned.